UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Address of principal executive offices) (Zip code)
101 Federal Street
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: July 31, 2011
Date of reporting period: January 31, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund II
Clear River Fund®
Semi-Annual Report
January 31, 2011
Investment Adviser:
Lowry Hill Investment Advisors, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
TABLE OF CONTENTS

Shareholders’ Letter	1
Top Ten Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Disclosure of Fund Expenses	23
Approval of Investment Advisory Agreement	25
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
TO OUR SHAREHOLDERS (Unaudited)
A Review
The Clear River Fund (the “Fund”) produced a gain of 16.98% for the six-month period ended January 31, 2011. After equity markets consolidated during the summer of 2010 in response to a host of macro issues, including the sovereign debt challenges, strong corporate earnings continually drove stocks higher over the subsequent six-month period.
The stock market rally was broad-based, led by strong performance from smaller-sized companies in the Fund, which gained over 25%. Having a well-diversified fund with broad stock market exposure allowed 20% of the Fund to be positioned in the strong-performing mid- to smaller-sized companies under $5 billion of market capitalization. The 80% Russell 3000/20% MSCI EAFE benchmark gained 18.38% for the period, while the S&P 500 gained 17.93%. The MSCI EAFE Index gained 16.10%.
Strong performance came from a number of areas, including Transocean at +73% and Komatsu at +47%, as well as Leucadia, Apple and Qualcomm. Healthcare stocks were also a positive contributor to performance with improving business fundamentals driving Medco Health Solutions, at +40%, and Thermo Fischer Scientific, at +27%. Weaker-performing stocks during the six-month period included some of the higher-yielding stocks less exposed to the improving economy: Abbott Laboratories and Colgate-Palmolive.
During the past six months, we made a modest adjustment to our investment strategies. Our Special Situations Strategy merged into a more comprehensive Value Equity Strategy, with the goal of owning securities that trade at attractive prices based on low price-to-earnings and price-to-book ratios. As always, our goal is to own high-quality businesses. However, within this strategy, we will purchase a select number of companies with less attractive business fundamentals as long as the price is attractive, and we are being appropriately paid for assuming a higher level of business risk. In addition, we modestly altered our Income Equity Strategy to hold high-quality franchises that have the potential of returning a significant portion of their earnings in dividends to shareholders. It is likely that this strategy, which has a risk profile well below the market, will not exceed standard market returns. The current income that is realized through the dividend payments, as well as the conservative nature of the holdings, should reduce the overall volatility of portfolios and provide current income in a low-yield environment for fixed income. During the quarter, we also moved away

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
from the Real Asset Strategy in favor of better opportunities. These adjustments are slight but important, given what we believe are the changing fundamentals of the market over the next few years—including our belief that dividends will increase as a percentage of total return over the next decade.
A Look at the Future
We are in the second stage of the economic recovery from the financial crisis of 2008. The largest commercial banks have gradually recapitalized through prudence, earnings and substantial external capital. With the exception of the mortgage market, the U.S. financial system is now near normal. The overall economy continues to slowly recover. Net profit margins (excluding financials and utilities) are at peak levels, with profit margins now exceeding 8.5%—a record level going back to 1952 (based on data from Empirical Research Partners). The increased profit margin primarily is due to significant cost cutting that took place in late 2008 and early 2009, as well as a U.S. information and service economy that has reduced capital needs and increased base profitability. As the economy has recovered, the incremental revenue has been spread over a cost structure built for a recession. As a result, earnings have dramatically increased. Capacity utilization has been rebounding from its 2009 recession lows but has only reached 75% to date, which is near trough levels for nearly all recessions since World War II. It is important that the excess capacity in the system be filled, for it is then that companies will accelerate capital investments and increase employment levels. Moreover, it will be important for companies to generate revenue growth in the coming year, as earnings growth from cost cutting has likely played itself out over the course of the last six quarters.
While we remain optimistic that the recovery will continue, we are also watchful for a mishap by policy makers, a deterioration of the financial system in Europe, and the risk of global inflation resulting primarily from “easy” monetary policy in the U.S. over the last two years. All are potential scenarios and risks that we factor into our investment decisions.
The Fund will continue to invest across the broad spectrum of the equity market, from small U.S. companies to large U.S.-based companies to well-established international companies and selected emerging markets. Currently, 23% of the Fund is in the International Strategy, while the Small Capitalization Strategy has a 20% position. The remainder of the Fund is invested in well-established U.S.-based companies with 25% in Growth, 15% in Value and 14% in Income.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
With a focus on long-term results, investing in good businesses at attractive valuation levels will continue to be the foundation of the Clear River Fund. We believe that the consistent application of this philosophy, when combined with diversification across a wide spectrum of companies and low portfolio turnover, will lead to attractive long-term results for our investors.
Thank you for investing with the Clear River Fund. We look forward to helping you meet your financial goals.
Lowry Hill Investment Advisors, Inc.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
Definition of the Comparative Index
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $62.6 billion; the median market capitalization was approximately $813.0 million. The index had a total market capitalization range of approximately $112.0 million to $283.1 billion.
The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
TOP TEN HOLDINGS*

Vanguard Emerging Markets Fund	2.23%
Nestle ADR	2.17%
Plum Creek Timber REIT	1.57%
Chevron	1.56%
iShares Dow Jones Select Dividend Index Fund	1.45%
BHP Billiton ADR	1.41%
SPDR S&P 500 Trust	1.39%
Edison International	1.39%
Wal-Mart Stores	1.39%
Aflac	1.39%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.
EQUITY ALLOCATION**

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
SECTOR WEIGHTINGS†:
SCHEDULE OF INVESTMENTS
COMMON STOCK — 86.3%

	Shares	Value
CONSUMER DISCRETIONARY — 8.6%
Arbitron	13,333	$555,853
Big Lots*	8,615	273,871
Harte-Hanks	24,790	309,131
Honda Motor ADR	9,695	422,120
John Wiley & Sons, Cl A	10,634	488,633
Lowe’s	18,296	453,741
McDonald’s	9,455	696,550
NIKE, Cl B	6,065	500,241
Nordstrom	15,045	619,553
Sherwin-Williams	5,584	473,132
VF	8,475	701,052

		5,493,877

CONSUMER STAPLES — 12.1%
Colgate-Palmolive	10,802	829,269
Diageo ADR	11,507	883,738
Energizer Holdings*	8,504	618,581
HJ Heinz	8,860	420,850
Molson Coors Brewing, Cl B	16,597	777,901
Nestle ADR	25,545	1,385,050
PepsiCo	7,641	491,393
Reckitt Benckiser Group	15,327	833,296
Tesco	93,444	602,609
Wal-Mart Stores	15,820	887,027

		7,729,714

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
ENERGY — 8.3%
Apache	4,004	$477,918
Chevron	10,525	999,138
CNOOC ADR	2,665	593,389
Core Laboratories	3,698	337,479
Exxon Mobil	9,628	776,787
FMC Technologies*	5,284	496,696
Noble	11,612	444,159
Oceaneering International*	5,060	390,784
Transocean*	9,863	788,350

		5,304,700

FINANCIALS — 13.0%
Aflac	15,400	886,732
American Express	16,627	721,279
Bank of New York Mellon	23,153	723,068
Berkshire Hathaway, Cl B*	9,524	778,587
Charles Schwab	29,233	527,656
Goldman Sachs Group	3,505	573,488
HSBC Holdings ADR	7,623	416,521
Leucadia National	25,171	818,561
Markel*	1,363	548,608
Morningstar	7,884	421,163
Plum Creek Timber REIT	23,945	1,002,577
PNC Financial Services Group	8,146	488,760
TCF Financial	27,148	405,591

		8,312,591

HEALTH CARE — 9.6%
Abbott Laboratories	16,255	734,076
Baxter International	8,920	432,531
DENTSPLY International	7,602	269,719
Johnson & Johnson	13,641	815,322
McKesson	10,960	823,863
Medco Health Solutions*	12,759	778,554
Mednax*	7,498	495,993
Mettler-Toledo International*	3,040	453,538
Thermo Fisher Scientific*	13,617	779,845
VCA Antech*	22,714	520,605

		6,104,046

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — 13.4%
3M	9,785	$860,297
ABB ADR	24,016	568,459
Alexander & Baldwin	9,548	383,066
CSX	7,660	540,796
Graco	14,027	595,867
Illinois Tool Works	9,880	528,481
Iron Mountain	16,465	401,581
Komatsu	29,459	877,380
Northrop Grumman	8,475	587,318
Orbital Sciences*	29,825	508,814
Precision Castparts	4,610	659,184
Republic Services, Cl A	28,653	883,658
Stericycle*	4,683	367,569
United Technologies	9,699	788,529

		8,550,999

INFORMATION TECHNOLOGY — 14.3%
Accenture, Cl A	13,853	713,014
ANSYS*	9,951	521,930
Apple*	2,575	873,749
Cisco Systems*	26,492	560,306
Fiserv*	6,519	402,679
Global Payments	10,235	483,501
Google, Cl A*	790	474,284
Hewlett-Packard	15,075	688,777
Microsoft	20,362	564,536
NeuStar, Cl A*	17,609	472,450
Paychex	13,541	433,312
QUALCOMM	10,208	552,559
SAP ADR	10,024	580,390
Taiwan Semiconductor Manufacturing ADR	57,516	751,734
Wright Express*	10,873	514,510
Zebra Technologies, Cl A*	13,226	514,491

		9,102,222

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
MATERIALS — 3.1%
BHP Billiton ADR	10,148	$903,476
Rock-Tenn, Cl A	9,490	633,458
Steel Dynamics	26,135	475,657

		2,012,591

TELECOMMUNICATION SERVICES — 1.8%
Neutral Tandem*	25,084	379,270
Telefonica ADR	29,853	750,206

		1,129,476

UTILITIES — 2.1%
Edison International	24,490	888,497
UGI	14,973	469,404

		1,357,901

TOTAL COMMON STOCK (Cost $42,005,201)		55,098,117

EXCHANGE TRADED FUNDS — 10.5%
iShares Barclays 1-3 Year Treasury Bond Fund	9,452	794,819
iShares Dow Jones Select Dividend Index Fund	18,477	923,480
iShares MSCI All Country Asia Ex-Japan Index Fund	13,015	801,203
iShares MSCI Brazil Index Fund	5,751	420,973
iShares MSCI EAFE Index Fund	4,480	266,291
iShares MSCI Japan Index Fund	73,193	800,000
SPDR Barclays Capital 1-3 Month Treasury Bill Fund	8,948	410,266
SPDR S&P 500 Trust	6,912	889,367
Vanguard Emerging Markets Fund	30,720	1,428,173

TOTAL EXCHANGE TRADED FUNDS (Cost $5,315,143)		6,734,572

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
CASH EQUIVALENT — 3.3%

	Shares	Value
BlackRock Liquidity Funds Temp Fund Portfolio — Institutional, 0.170% (A) (Cost $2,074,716)	2,074,716	$2,074,716

TOTAL INVESTMENTS — 100.1% (Cost $49,395,060)		$63,907,405

Percentages are based on Net Assets of $63,813,935.
* Non-income producing security.
(A) — The rate shown is the 7-day effective yield as of January 31, 2011.
ADR — American Depositary Receipt
CI — Class
EAFE — Europe, Australasia, Far East
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depository Receipts
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $49,395,060)	$63,907,405
Receivable for Dividends and Interest	29,321
Prepaid Expenses	15,424
Receivable due from Investment Adviser	7,262
Receivable for Capital Shares Sold	3,000
Receivable for Dividend Tax Reclaims	568

Total Assets	63,962,980

Liabilities:
Payable due to Investment Adviser	45,798
Payable for Capital Shares Redeemed	33,994
Payable due to Administrator	8,493
Chief Compliance Officer Fees Payable	3,568
Payable due to Trustees	1,976
Other Accrued Expenses	55,216

Total Liabilities	149,045

Net Assets	$63,813,935

NET ASSETS CONSISTS OF:

Paid-in Capital	$48,988,259
Distributions in Excess of Net Investment Income	(35,246)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	348,577
Net Unrealized Appreciation on Investments	14,512,345

Net Assets	$63,813,935

Shares Issued and Outstanding (unlimited authorization — no par value)	4,180,107
Net Asset Value, Offering and Redemption Price Per Share	$15.27

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND FOR
THE SIX MONTHS ENDED
JANUARY 31, 2011 (Unaudited)
STATEMENT OF OPERATIONS

Investment Income
Dividends	$524,489
Less: Foreign Taxes Withheld	(5,014)

Total Investment Income	519,475

Expenses
Investment Advisory Fees	250,599
Administration Fees	50,410
Chief Compliance Officer Fees	4,924
Trustees’ Fees	4,393
Transfer Agent Fees	23,764
Legal Fees	21,699
Printing Fees	17,644
Audit Fees	11,313
Registration Fees	10,301
Custodian Fees	5,896
Insurance and Other Expenses	6,686

Total Expenses	407,629

Less: Investment Advisory Fees Waived (See Note 5)	(53,721)
Fees Paid Indirectly (See Note 4)	(106)

Net Expenses	353,802

Net Investment Income	165,673

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	1,182,422
Net Realized Loss on Foreign Currency Transactions	(279)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,782,542

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	8,964,685

Net Increase in Net Assets from Operations	$9,130,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	January 31,	Ended
	2011	July 31,
	(Unaudited)	2010
Operations:
Net Investment Income	$165,673	$482,011
Net Realized Gain on Investments and Foreign Currency Transactions	1,182,143	3,276,477
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,782,542	(737,753)

Net Increase in Net Assets Resulting from Operations	9,130,358	3,020,735

Dividends and Distributions from:
Net Investment Income	(295,996)	(394,016)

Total Dividends and Distributions	(295,996)	(394,016)

Capital Share Transactions:
Issued	3,969,692	8,829,497
Reinvestment of Distributions	110,137	133,473
Redemption Fees	990	—
Redeemed	(2,803,763)	(4,035,402)

Net Increase in Net Assets from Capital Share Transactions	1,277,056	4,927,568

Total Increase in Net Assets	10,111,418	7,554,287

Net Assets:
Beginning of period	53,702,517	46,148,230

End of period (including (distributions in excess of)/ undistributed net investment income of $(35,246) and $95,077, respectively)	$63,813,935	$53,702,517

Share Transactions:
Issued	275,003	651,200
Reinvestment of Distributions	7,784	9,986
Redeemed	(194,365)	(300,096)

Net Increase in Shares Outstanding	88,422	361,090

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year	Period
	January 31		Ended	Ended
	2011		July 31,	July 31,
	(Unaudited)		2010	2009(2)
Net Asset Value, Beginning of Period	$13.12		$12.37	$10.00

Income from Operations:
Net Investment Income(1)	0.04		0.12	0.07
Net Realized and Unrealized Gain on Investments	2.18		0.73	2.36

Total from Operations	2.22		0.85	2.43

Redemption Fees	—	††	—	—

Dividends and Distributions from:
Net Investment Income	(0.07)		(0.10)	(0.06)

Net Asset Value, End of Period	$15.27		$13.12	$12.37

Total Return†	16.98%		6.87%	24.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$63,814		$53,703	$46,148
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)	1.20	%*	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.20	%*	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.38	%*	1.48%	1.82	%*
Ratio of Net Investment Income to Average Net Assets	0.56	%*	0.92%	1.32	%*
Portfolio Turnover Rate	33	%‡	52%	39	%‡

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Amount represents less than $0.01 per share.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Per share data calculated using average shares method.

(2)	Fund commenced operations on February 3, 2009.

*	Annualized.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts’ business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of six distinct and complementary investment strategies (Growth Equity 10%-40%, Income Equity 5%-25%, International Equity 10%-40%, Marketable Alternatives 0%-20%, Small Cap Equity 5%-30% and Value Equity 5%-25%). Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government- imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2011, there were no securities valued in accordance with the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of January 31, 2011, all of the Fund’s investments are Level 1. There were no significant transfers between Level 1 and Level 2 during the year. For more details of the investment classification, reference the Schedule of Investments.
For the six-month period ended January 31, 2011, there have been no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.
The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually.
Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the six-month period ended January 31, 2011, there were $990 in redemption fees retained by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
4. Administration, Distribution and Transfer Agent Agreements:
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:
     0.12% on the first $100 million of the Fund’s average daily net assets;
     0.10% on the next $150 million of the Fund’s average daily net assets;
     0.08% on the next $250 million of the Fund’s average daily net assets; and
     0.06% on the Fund’s average daily net assets over $500 million.
The Fund is subject to a minimum annual administration fee of $100,000 per portfolio up to three portfolios, or $90,000 per portfolio for four or more portfolios. For portfolios with more than two classes, there is also a minimum annual administration fee of $15,000 per additional class.
The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the six-month period ended January 31, 2011, the Fund earned credits of $106 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
5. Investment Advisory Agreement:
Lowry Hill Investment Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2011. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of January 31, 2011, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $210,002, expiring in 2013, and $106,200, expiring in 2014.
6. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $19,516,536 and $18,688,392, respectively, for the six-month period ended January 31, 2011. There were no purchases or sales of long-term U.S. Government securities by the Fund.
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
The tax character of dividends and distributions for the Fund declared during the year ended July 31, 2010, and the period ended July 31, 2009, was as follows:

	Ordinary
	Income	Total
2010	394,016	394,016
2009	217,240	217,240
As of July 31, 2010, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$90,801
Capital Loss Carryforwards	(466,431)
Unrealized Appreciation	6,369,718
Other Temporary Differences	(2,774)

Total Distributable Earnings	$5,991,314

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

Expires	Amount
July 2018	$466,431
For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at January 31, 2011, were as follows:

	Aggregate	Aggregate
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$49,395,060	$14,684,474	$(172,129)	$14,512,345
8. Credit Risk:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
The Fund may invest in Exchange Traded Funds (“ETF”). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.
9. Recent Accounting Pronouncement:
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. The adoption of ASU No. 2010-06 did not have an impact on the Fund’s financial statements.
10. Subsequent Event:
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.
You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expense Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2011
Note: Because the hypothetical return is set at 5% for comparison purposes—NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning	Ending		Expense
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	08/01/10	01/31/11	Ratios	Period*

Actual Portfolio Return	$1,000.00	$1,169.80	1.20%	$6.56
Hypothetical 5% Return	1,000.00	1,019.16	1.20	6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Board Considerations in Re-Approving the Advisory Agreement
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on August 10-11, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. The representatives provided an overview of the Adviser, including its history, ownership structure, assets under management, personnel, risk management, best execution, use of soft dollars and business plan. The representatives also discussed the Fund’s investment strategy, noting that the Fund’s assets were allocated to six distinct and complementary sub-strategies.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011
The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.
The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment Performance of the Fund
The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser representatives provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that although the Fund underperformed its benchmark over various periods of time, its recent performance was not substantially below that of its benchmark

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2011
and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.
Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its voluntary expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

NOTES

Clear River Fund
P.O. Box 219009
Kansas City, MO 64121-9009
1-877-333-0246
www.clearriverfund.com
Adviser:
Lowry Hill Investment Advisors, Inc.
90 South Seventh Street
Suite 5300
Minneapolis, MN 55402
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Independent Registered Public Accounting Firm:
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Fund.
LHI-SA-001-0200

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	\s\ Philip T. Masterson Philip T. Masterson, President
Date: April 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	\s\ Philip T. Masterson Philip T. Masterson, President

Date: April 8, 2011

By (Signature and Title)	\s\ Michael Lawson Michael Lawson
Treasurer, Controller & CFO
Date: April 8, 2011